SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 28, 2001
                               ------------------

                               KOGER EQUITY, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     FLORIDA
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                 (State or Other Jurisdiction of Incorporation)


                1-9997                            59-2898045
        (Commission File Number)        (IRS Employer Identification No.)

      433 PLAZA REAL, SUITE 335
         BOCA RATON, FLORIDA                             33432
 (Address of Principal Executive Offices)             (Zip Code)

                                 (561) 395-9666
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              (Registrant's Telephone Number, Including Area Code)

                                       NA
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         (Former Name or Former Address, if Changed Since Last Reports)

Item 5.  Other Events

         Reference is made to copies of loan documents dated as of December 28, 2001, evidencing a $125 million secured revolving credit facility provided Koger Equity, Inc. by Fleet National Bank, Wells Fargo Bank, National Association, Compass Bank, an Alabama banking corporation, and Comerica Bank, which documents are filed as Exhibits 10(a)(1) through 10(a)(5)(C) to this report and to a Koger News Release, dated January 8, 2002, concerning the same matter, which was
Exhibit 99(b) to a Form 8-K, dated January 8, 2002. These exhibits are incorporated herein by reference.


Item 7.   Financial Statements and Exhibits.

(c)      Exhibits

         Exhibit
         Number   Description of Exhibit


         10(a)(1)          The Revolving  Credit Loan Agreement  dated as of December 28, 2001 among Koger
                           Equity,  Inc. and Fleet  National Bank, as Arranger and  Administrative  Agent,
                           and Wells Fargo Bank,  National  Association,  as  Syndication  Agent,  and The
                           Lenders Party Hereto.

         10(a)(2)(A)       The Revolving  Credit Note dated  January 8, 2002 issued by Koger Equity,  Inc.
                           to Fleet National Bank in the principal amount of up to $55,000,000.

         10(a)(2)(B)       The Revolving Credit Note dated December 28, 2001 issued by Koger Equity,  Inc.
                           to Wells Fargo Bank,  National  Association,  in the principal  amount of up to
                           $40,000,000.

         10(a)(2)(C)       The Revolving Credit Note dated December 28, 2001 issued by Koger Equity,  Inc.
                           to Compass Bank, an Alabama banking corporation,  in the principal amount of up to $20,000,000.

         10(a)(2)(D)       The Revolving  Credit Note dated  January 8, 2002 issued by Koger Equity,  Inc.
                           to Comerica Bank in the principal amount of up to $10,000,000.

         10(a)(2)(E)       The  Swingline  Note dated  December 28, 2001 issued by Koger  Equity,  Inc. to
                           Fleet National Bank in the principal amount of up to $2,500,000.

         10(a)(3)(A)       The Deed to Secure Debt and Security
                           Agreement dated as of December 28, 2001
                           relating to that portion of the Collateral
                           located in the State of Georgia granted by
                           Koger Equity, Inc. to, and in favor of, the
                           Lenders.

         10(a)(3)(B)       The Deed of Trust and Security Agreement
                           dated as of December 28, 2001 relating to
                           that portion of the Collateral located in
                           the State of North Carolina granted by Koger
                           Equity, Inc. to, and in favor of, the
                           Lenders.

         10(a)(3)(C)       The Mortgage and Security  Agreement  dated as of December 28, 2001 relating to that  portion of the  Collateral  located  in the State of  Florida  granted by
                           Koger Equity, Inc. to, and in favor of, the Lenders.

         10(a)(4)(A)       The  Assignment  of Leases and Rents dated as of December 28, 2001  relating to that  portion of the  Collateral  located  in the State of  Georgia  granted by
                           Koger Equity, Inc. to, and in favor of, the Lenders.

         10(a)(4)(B)       The Assignment of Leases and Rents dated as
                           of December 28, 2001 relating to that
                           portion of the Collateral located in the
                           State of North Carolina granted by Koger
                           Equity, Inc. to, and in favor of, the
                           Lenders.

         10(a)(4)(C)       The  Assignment  of Leases and Rents dated as of December 28, 2001  relating to that  portion of the  Collateral  located  in the State of  Florida  granted by
                           Koger Equity, Inc. to, and in favor of, the Lenders.

         10(a)(5)(A)       The Indemnity Agreement Regarding Hazardous
                           Materials, dated as of December 28, 2001,
                           relating to that portion of the Collateral
                           located in the State of Georgia.

         10(a)(5)(B)       The Indemnity Agreement Regarding Hazardous
                           Materials, dated as of December 28, 2001,
                           relating to that portion of the Collateral
                           located in the State of North Carolina.

         10(a)(5)(C)       The Indemnity Agreement Regarding Hazardous
                           Materials, dated as of December 28, 2001,
                           relating to that portion of the Collateral
                           located in the State of Florida.

         99                Koger  Equity,  Inc.  News Release  dated  January 8, 2002.  Incorporated  by reference to Exhibit 99(b) on Form 8-K,  dated January 8, 2002,  filed by the
                           Registrant on February 12, 2002 (File No. 1-9997)

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                                                KOGER EQUITY, INC.




         Dated:  February 26, 2002              By:     S/James L. Stephens
                                                --------------------------------

                                                        James L. Stephens
                                                 Title: Vice President and
                                                        Chief Accounting Officer

                                  EXHIBIT INDEX

The following designated exhibits are filed herewith:


Exhibit
Number   Description of Exhibit

10(a)(1)          The Revolving  Credit Loan Agreement  dated as of December 28, 2001 among Koger
                  Equity,  Inc. and Fleet  National Bank, as Arranger and  Administrative  Agent,
                  and Wells Fargo Bank,  National  Association,  as  Syndication  Agent,  and The
                  Lenders Party Hereto.

10(a)(2)(A)       The Revolving  Credit Note dated  January 8, 2002 issued by Koger Equity,  Inc.
                  to Fleet National Bank in the principal amount of up to $55,000,000.

10(a)(2)(B)       The Revolving Credit Note dated December 28, 2001 issued by Koger Equity,  Inc.
                  to Wells Fargo Bank,  National  Association,  in the principal  amount of up to
                  $40,000,000.

10(a)(2)(C)       The Revolving Credit Note dated December 28, 2001 issued by Koger Equity,  Inc.
                  to Compass Bank, an Alabama banking corporation,  in the principal amount of up to $20,000,000.

10(a)(2)(D)       The Revolving  Credit Note dated  January 8, 2002 issued by Koger Equity,  Inc.
                  to Comerica Bank in the principal amount of up to $10,000,000.

10(a)(2)(E)       The  Swingline  Note dated  December 28, 2001 issued by Koger  Equity,  Inc. to
                  Fleet National Bank in the principal amount of up to $2,500,000.

10(a)(3)(A)       The Deed to Secure Debt and Security
                  Agreement dated as of December 28, 2001
                  relating to that portion of the Collateral
                  located in the State of Georgia granted by
                  Koger Equity, Inc. to, and in favor of, the
                  Lenders.

10(a)(3)(B)       The Deed of Trust and Security Agreement
                  dated as of December 28, 2001 relating to
                  that portion of the Collateral located in
                  the State of North Carolina granted by Koger
                  Equity, Inc. to, and in favor of, the
                  Lenders.

10(a)(3)(C)       The Mortgage and Security  Agreement  dated as of December 28, 2001 relating to that  portion of the  Collateral  located  in the State of  Florida  granted by
                  Koger Equity, Inc. to, and in favor of, the Lenders.

10(a)(4)(A)       The  Assignment  of Leases and Rents dated as of December 28, 2001  relating to that  portion of the  Collateral  located  in the State of  Georgia  granted by
                  Koger Equity, Inc. to, and in favor of, the Lenders.

10(a)(4)(B)       The Assignment of Leases and Rents dated as
                  of December 28, 2001 relating to that
                  portion of the Collateral located in the
                  State of North Carolina granted by Koger
                  Equity, Inc. to, and in favor of, the
                  Lenders.

10(a)(4)(C)       The  Assignment  of Leases and Rents dated as of December 28, 2001  relating to that  portion of the  Collateral  located  in the State of  Florida  granted by
                  Koger Equity, Inc. to, and in favor of, the Lenders.

10(a)(5)(A)       The Indemnity Agreement Regarding Hazardous
                  Materials, dated as of December 28, 2001,
                  relating to that portion of the Collateral
                  located in the State of Georgia.

10(a)(5)(B)       The Indemnity Agreement Regarding Hazardous
                  Materials, dated as of December 28, 2001,
                  relating to that portion of the Collateral
                  located in the State of North Carolina.

10(a)(5)(C)       The Indemnity Agreement Regarding Hazardous
                  Materials, dated as of December 28, 2001,
                  relating to that portion of the Collateral
                  located in the State of Florida.

99                Koger  Equity,  Inc.  News Release  dated  January 8, 2002.  Incorporated  by reference to Exhibit 99(b) on Form 8-K,  dated January 8, 2002,  filed by the
                  Registrant on February 12, 2002 (File No. 1-9997)